SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 12, 2003


                          Sutter Holding Company, Inc.

             (Exact name of registrant as specified in its charter)



           Delaware                    1-15733                   59-2651232
       (State or other              (Commission               (I.R.S. Employer
jurisdiction of incorporation)      File Number)             Identification No.)


                           150 Post Street, Suite 405
                         San Francisco, California 94108

               (Address of principal executive offices) (zip code)

                                 (415) 788-1441
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

Item 2.       Acquisition or Disposition of Assets

The Registrant today announced it has closed its acquisition of Progressive Lending, LLC, a mortgage bank with offices in Washington and Arizona. Progressive is licensed to do business in six other states, including California, Oregon, Idaho, Colorado, Illinois, and Montana. The purchase provides for a purchase price in the amount of $1.5 million, consisting of $500,000 cash, a promissory note for $500,000, and 49,500 shares of the Registrant's common stock. The purchase price is subject to reduction if Progressive does not earn at least $500,000 in each of the two years following closing. Progressive's senior management has agreed to stay with the company and intends to grow its operations significantly.

Item 5.      Other Events and Regulation FD Disclosure

The Registrant has issued a press release relating to the acquisition described in response to Item 2 above. The full text of the press release is attached to this report as Exhibit 99.1.

This report contains certain current and forward-looking statements and information relating to the above transaction that are based on the beliefs of its management as well as assumptions made by and information currently available to its management. These statements reflecting management's current view about the proposed transaction are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, or should information currently believed to be true prove to be untrue, actual events may vary materially from those described in this report as anticipated, estimated or expected. Factors which could cause or contribute to such differences include, but are not limited to the satisfaction of conditions in the agreement referred to above. The forward-looking statements contained in this press release speak only as of the date hereof and the company disclaims any intent or obligation to update these forward-looking statements.


Item 7.           Financial Statements and Exhibits

(a) Financial statements of businesses acquired

        Progressive Lending, LLC

        Independent Auditor's Report

        Balance Sheet, June 30, 2002; Statement of Income and Member's Equity for the year ended June 30, 2002; Statement of Cash Flows for the year ended June 30, 2002; Notes to Financial Statements; Computation of Adjusted Net Worth

        Independent Auditor's Report on Compliance and Internal Control Over Financial Reporting

        Independent Auditor's Report

        Balance Sheet, March 31, 2003; Statement of Income and Members' Equity for the nine months ended March 31, 2003; Statement of Cash Flows for the nine months ended March 31, 2003; Notes to Financial Statements; Computation of Adjusted Net Worth

        Independent Auditor's Report in Compliance and Internal Control Over Financial Reporting


        Statement of Profit and Loss for the six months ended September 30, 2003 and September 30, 2002 (Unaudited)


(b) Pro forma financial information of

        Sutter Holding Co., Inc.

        Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003; Unaudited Pro Forma Consolidated Income Statement for the Nine Months Ended September 30, 2003; Unaudited Pro Forma Consolidated Income Statement for the Year Ended December 31, 2002


(c) Exhibits

Item No.    Description

2.1         Purchase Agreement *
99.1        Press Release *

* Previously filed

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2004           SUTTER HOLDING COMPANY, INC

                                  By: s/ WILLIAM G. KNUFF, III
                                      ------------------
                                      William G. Knuff, III,
                                      Co-Chief Executive Officer & Chief
                                      Financial Officer

                  PROGRESSIVE LENDING, LLC FINANCIAL STATEMENTS

                                    CONTENTS

Independent Auditor's Report...................................................1

        Balance Sheet, June 30, 2002...........................................2

        Statement of Income and Member's Equity
        for the year ended June 30, 2002.......................................3

        Statement of Cash Flows
        for the year ended June 30, 2002.......................................4

        Notes to Financial Statements..........................................5

        Additional information:

        Computation of Adjusted Net Worth......................................7

        Independent Auditor's Report on Compliance and
        Internal Control Over Financial Reporting..............................8


Independent Auditor's Report..................................................10

        Balance Sheet, March 31, 2003.........................................11

        Statement of Income and Members' Equity
        for the nine months ended March 31, 2003..............................12

        Statement of Cash Flows
        for the nine months ended March 31, 2003..............................13

        Notes to Financial Statements.........................................14

        Additional Information:

        Computation of Adjusted Net Worth.....................................16

        Independent Auditor's Report in Compliance and
        Internal Control Over Financial Reporting.............................17


Statement of Profit and Loss for the six months ended September 30, 2003 and September 30, 2002 (Unaudited)....................................18

                                               Washington Trust Financial Center
                                                       717 W. Sprague, Suite 801
                                                       Spokane, Washington 99201

                                                             Phone (509)747-6207
                                                               Fax (509)468-9803

                         STADTMUELLER & ASSOCIATES, P.S.

                          INDEPENDENT AUDITOR'S REPORT


The Member
Progressive Lending, LLC
Spokane, WA


        We have audited the accompanying balance sheet of Progressive Lending, LLC, as of June 30, 2002, and the related statement of income and retained earnings, cash flows and supplemental information for the year ended June 30, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion in these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan our audit and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the acocunting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Progressive Lending, LLC as of June 30, 2002, and the results of it's operations and it's cash flows for the year ended June 30, 2002 in conformity with generally accepted accounting principles.

        In acccordance with Government Auditing Standards, we have also issued a report dated September 13, 2002, on our consideration of Progressive
Lending, LLC's internal controls and on it's compliance with laws and regulations. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




                                        STADTMUELLER & ASSOCIATES, P.S.



Spokane, Washington
September 13, 2002

                            PROGRESSIVE LENDING, LLC

                          BALANCE SHEET, June 30, 2002


                                     ASSETS

Current Assets:

        Cash                                                  $ 78,483
        Accounts receivable                                      4,878
        Employee advances                                          588
        Prepaid expenses                                         3,182
                                                             ---------
                        Total current assets                    87,131




Property and equipment:

        Equipment                                              222,915
        Furniture and fixtures                                  58,881
        Leasehold improvements                                  30,074
                                                             ---------
                                                               311,870
        Less accumulated depreciation                           60,788
                                                             ---------
                                                               251,082


                                                              $338,213
                                                             =========




                        LIABILITIES AND MEMBER'S EQUITY

Current liabilities:

        Accounts payable                                      $ 65,785
        Commissions payable                                      2,589
        Accrued payroll and taxes payable                       36,606
        Capital leases payable, current                         50,696
                                                             ---------
                        Total current liablilites              155,676
                                                             ---------

        Capital leases payable, net of current                  18,988


Member's Equity                                                163,549
                                                             ---------
                                                              $338,213
                                                             =========













                     The accompanying notes are an integral
                        part of the financial statements

                            PROGRESSIVE LENDING, LLC

                    STATEMENT OF INCOME AND MEMBER'S EQUITY

                        for the year ended June 30, 2002






Revenues                                                $1,746,996

Expenses:

        Commissions                                        550,117
        Salaries                                           341,449
        Employee benefits                                    5,842
        Payroll taxes                                       94,847
        Loan costs                                          44,371
        Advertising                                         26,248
        Office expense                                      29,504
        Rent                                               185,415
        Telephone                                           42,843
        Equipment rental                                    12,066
        Dues and subscriptions                              16,148
        Postage expense                                     17,675
        Taxes and licenses                                  53,910
        Professional fees                                  199,561
        Insurance                                           28,076
        Repairs and maintenance                              8,072
        Utilities                                              524
        Travel                                               3,268
        Meals and entertainment                              4,122
        Automobile expense                                  11,762
        Contributions                                          165
        Depreciation expense                                23,810
                                                         ---------
                                                         1,669,795
                                                         ---------

Income from operations                                      47,201
                                                         ---------
Other income/(expenses):

        Interest income                                        343
        Interest expense                                    (7,101)
                                                         ---------
                                                            (6,758)
                                                         ---------

Net income                                                  40,443

Member's equity,
        at beginning of period                             106,962

Member's contributions                                      16,144
                                                         ---------

Member's equity,
        at end of period                                $  163,549
                                                         =========




                     The accompanying notes are an integral
                        part of the financial statements

                            PROGRESSIVE LENDING, LLC

                            STATEMENT OF CASH FLOWS

                        for the year ended June 30, 2002


Cash flows provided (used) by operating activities:

        Net income                                                     $ 40,443
        Adjustments to reconcile income to net cash provided (used) by operating activities:

                Depreciation                                             23,810

                        Changes in operating assets and liabilities:

                                (Increase) decrease in:

                                        Accounts receiveable             39,762
                                        Employee Advances                 3,205
                                        Prepaid expenses                 (3,182)

                                (Increase) decrease in:

                                        Accounts payable                 21,460
                                        Commissions payable               2,589
                                        Accrued payroll and payroll
                                        taxes                             8,614
                                                                       --------
Net cash provided (used) by operating activities                        136,701
                                                                       --------
Cash flows provided (used) by investing activities:

        Additions to property equipment                                (193,184)
                                                                       --------
Net cash provided (used) by investing activities                       (193,184)
                                                                       --------
Cash flows provided (used) by financing activities:

        Proceeds from capital leases                                     69,684
        Member's contributions                                           16,144
                                                                       --------
Net cash provided (used) by financing activities                         85,828
                                                                       --------
Increase in cash                                                         29,345
Cash at beginning of period                                              49,138
                                                                       --------
Cash at end of period                                                  $ 78,483
                                                                       ========



                     The accompanying notes are an integral
                        part of the financial statements

                            PROGRESSIVE LENDING, LLC

                         NOTES TO FINANCIAL STATEMENTS


1. The Company and Significant Accounting Policies:

Progressive Lending, LLC (the Company) was incorporated under the laws of the State of Washington on May 29, 1998. The Company brokers residential mortgages and is an approved HUD loan correspondent.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilitesm revenues and expenses during the period. Actual results could differ from those estimates.

The Company recognizes commission income upon closure if a customer's mortgage loan. Significant expenses associated with brokerage revenues are recongnized upon closure of a customer's mortgage loan.

The Company, being a single member limited liability company, will not file an income tax return. As such, the Company will not pay income taxes, as any income or loss will be included on the return of its single member. Accordingly, no provision is made for income taxes in the financial statements.

As a limited liability company, the member's liability is limited to the amount reflected in the member's account.


2. Property and Equipment:

All property and equipment is recorded at cost and depreciated over ten years using the straight-line method. Upon sale it retirement, the cost and related accumulated depreciation are eliminated from the respective accounts, and the resulting gain or loss is included in the results of operations.

Repairs and maintainance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.


3. Commitments:

The Company leases various office facilities. The Idaho lease was renewed on February 28, 2002 for 18 months. The monthly lease payments are $4,210. The Arizona office lease term is five (5) years, ending on November 30, 2006. The monthly lease payments are $5,957. The Spokane office lease term is five years, ending August 31, 2005, with an option to renew after three years. Monthly lease payments are $8,110. Rent expense amounted to $185,415 for the year ended
June 30, 2002.

The total future minimum lease payments are as follows:

        June 30, 2003   $218,752
        June 30, 2004   $178,013
        June 30, 2005   $170,954
        June 30, 2006   $ 91,217
        June 30, 2007   $ 31,485
                        --------
                        $690,421
                        ========

                            PROGRESSIVE LENDING, LLC

The Company is lessee of office equipment under various capital leases, with lease terms of three years and less.

Future minimum lease payments under the lease are as follows:

        Total minimum lease payments                    $75,113
        Amount representing interest                    $(5,429)
                                                        -------
        Present value of minimum lease payments          69,684

        Less current portion                             50,696
                                                        -------
        Non-current portion                             $18,988
                                                        =======


4. Warehouse line of Credit:

The Company has entered into an agreement with a lending institution to provide a warehouse line of credit for the Company;s use. As of June 30, 2002 the balance owing is zero dollars. The maximum credit limit on the line is $1,000,000. The line bears interest at prime plus an applicable margin. The line is secured by the Company's mortgage loans.

                            PROGRESSIVE LENDING, LLC

                       COMPUTATION OF ADJUSTED NET WORTH

                                 June 30, 2002


Net worth required                                             $ 63,000
                                                                --------
Member's equity (net worth) per balance sheet                   163,549
Less unacceptable assets                                            -
                                                                --------

Adjusted net worth for HUD required purposes                    163,549
                                                                -------
Adjusted net worth above amount required                       $100,549
                                                                =======


















                     The accompanying notes are an integral
                        part of the financial statements

                                               Washington Trust Financial Center
                                                       717 W. Sprague, Suite 801
                                                       Spokane, Washington 99201

                                                             Phone (509)747-6207
                                                               Fax (509)468-9803

                        STADTMUELLER & ASSOCIATES, P.S.


          REPORT ON COMPLIANCE AND ON INTERNAL CONTROL OVER FINANCIAL
        REPORTING BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN
                 ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS


The Member
Progressive Lending, LLC
Spokane, Washington

        We have audited the financial statements of Progressive Lending, LLC (the Company) as of and for the year ended June 30, 2002, and have issued our report thereon dated September 13, 2002. We conducted our audit in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

        As part of obtaining reasonable assurance about whether the Company's financial statements are free of material misstatements, we performed tests of it's compliance with certain provisions of laws, regulations, contracts and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of out audit and, accordingly, we do not express such an opinion. The results of our tests dislosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control over Financial Reporting

        In planning our audit, we considered the Company's internal control over financial reporting in order to determine out auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on the internal control over financial reporting. Our consideration of the the internal control over financial reporting would not necessarily disclose all matters in the internal control over financial reporting that might be a material weakness. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level, the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving the internal control over financial reporting and its operation that we consider to be material.

        This report is intended for the information of managememt, federal awarding agencies and pass-through entities. However, this report is a matter of public record and its distribution is not limited.



















                                                 Stadtmueller & Associates, P.S.

                                                 September 13, 2002

                                                  North Spokane Financial Center
                                                     7307 N. Division, Suite 309
                                                       Spokane, Washington 99208

                                                             Phone (509)747-6207
                                                               Fax (509)455-7836


                        STADTMUELLER & ASSOCIATES, P.S.

                          Independent Auditor's Report

The Members'
Progressive Lending, LLC
Spokane, WA

        We have audited the accompanying balance sheet of Progressive Lending, LLC, as of March 31, 2003, and the related statements of income and members' equity, cash flows and supplemental information for the nine months then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on ou audit.

        We conducted out audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan out audit and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in al material aspects, the financial position of Progressive
Lending, LLC as of March 31, 2003, and the results of it's operations and it's cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.

        In accordance with Government Auditing Standards, we have also issued a report dated April 3, 2003, on our consideration of Progressive Lending, LLC's internal controls and on it's compliance with laws and regulations. This report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjuc\nction with this report in considering the results of our audit.


                                        Stadtmueller & Associates, P.S.


Spokane, Washington
April 3, 2003

                            PROGRESSIVE LENDING, LLC

                          BALANCE SHEET, March 31, 2003



                                     ASSETS

Current Assets:
        Cash                                                            $123,862
        Employees advances                                                   375
                                                                       ---------
                Total current assets                                     124,237
                                                                       ---------


Property and equipment:
        Equipment                                                        231,200
        Furniture and fixtures                                            59,949
        Leasehold improvements                                            30,074
                                                                       ---------
                                                                         321,223
        Less accumulated depreciation                                     84,376
                                                                       ---------
                                                                         236,847
                                                                       ---------
Other assets:
        Clients trust account                                              1,719


                                                                        $362,803
                                                                       =========



                        LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
        Accounts payable                                                $ 22,440
        Accrued payroll and business taxes                                34,277
        Clients trust account payable                                      1,719
        Capital leases payable, current                                   25,192
                                                                       ---------
                Total current liabilities                                 83,628
                                                                       ---------
        Capital leases payable, net of current                             1,848


Members' Equity                                                          277,327
                                                                       ---------
                                                                        $362,803
                                                                       =========



                     The accompanying notes are an integral
                        part of the financial statements

                            PROGRESSIVE LENDING, LLC

                    STATEMENT OF INCOME AND MEMBERS' EQUITY

                    for the nine months ended March 31, 2003


Revenues                                                             $2,465,651

Expenses:

        Commissions                                                     976,291
        Salaries                                                        355,898
        Employee benefits                                                 9,324
        Payroll taxes                                                   157,245
        Appraisals                                                       36,246
        Credit Reports                                                   27,574
        Filing fees                                                      70,412
        Loan Costs                                                       21,933
        Advertising                                                      23,352
        Consulting fees                                                  35,040
        Rent                                                            152,906
        Office expense                                                   64,338
        Dues and subscriptions                                           26,464
        Postage expense                                                  26,272
        Taxes and licenses                                               19,725
        Professional fees                                                32,282
        Insurance                                                         3,938
        Repairs and maintenance                                           4,876
        Telephone                                                        55,476
        Utilities                                                         1,949
        Travel                                                            2,669
        Meals and entertainment                                           2,196
        Automobile                                                       10,018
        Depreciation                                                     23,590
                                                                     ----------
                                                                      2,140,014
                                                                     ----------

Income from operations                                                  325,637
                                                                     ----------
Other income/(expenses):
        Interest income                                                       7
        Interest expense                                                 (9,231)
                                                                     ----------
                                                                         (9,224)
                                                                     ----------

Net income                                                              316,413

Member's equity,
        at beginning of period                                          163,549
Members' distributions                                                  202,635
                                                                      ---------

Member's equity,
        at end of period                                             $  277,327
                                                                     ==========



                     The accompanying notes are an integral
                        part of the financial statements

                            PROGRESSIVE LENDING, LLC

                            STATEMENT OF CASH FLOWS

                    for the nine months ended March 31, 2003



Casf flows provided (used) by operating activities:
        Net income                                                 $ 316,413
        Adjustments to reconcile net income
        to net cash provided (used) by operating activities:
                Depreciation                                          23,590
                        Changes in operating assets and liabilities:
                                (Increase) decrease in:
                                        Accounts receivable            4,878
                                        Employee advances                213
                                        Prepaid expenses               3,182
                                        Clients trust account         (1,719)
                                Increase (decrease) in:
                                        Accounts payable             (43,346)
                                        Commissions payable           (2,589)
                                        Clients trust account payable  1,719
                                        Accrued payroll and taxes     (2,329)
                                                                  ----------
        Net cash provided (used) by operating activities             300,012
                                                                  ----------
        Cash flows provided (used) by investing activities:
                Additions to property and equipment                   (9,353)
                                                                  ----------
        Net cash provided (used) by investing activities              (9,353)
                                                                  ----------

        Cash flow provided (used) by financing activities:
                Payments on capital leases                           (42,645)
                Members' distributions                              (202,635)
                                                                  ----------
        Net cash provided (used) by financing activities            (245,280)
                                                                  ----------

        Increase (decrease) in cash                                   45,379
        Cash, at beginning of period                                  78,483
                                                                  ----------
        Cash, at end of period                                    $  123,862





                     The accompanying notes are an integral
                        part of the finanical statements

                            PROGRESSIVE LENDING, LLC

                         NOTES TO FINANCIAL STATEMENTS


1. The Company and Significant Accounting Policies:

        Progressive Lending, LLC (the Company) was incorporated under the laws of the State of Washington on May 29, 1998. The Company brokers residential mortgages is an approved HUD loan correspondent.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses during the period. Actual results could differ from those estimates.

        The Company recognizes the commission income upon closure of a customer's mortgage loan. Significant expenses associated with brokerage revenues are recognized upon closure of a customer's mortgage loan.

        The financial statements are prepared using the accrual basis of accounting whereas revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to accounting principles generally accepted in the United States of America.

        Certaina amounts previously reported have been reclassified to conform to the current year presentation.

        The Company, with the consent of its members, has elected under the Internal Revenue Code to be taxed as an S Corporation whereby the income or loss of the Company is reflected in the tax returns of its members.

        As a limited liablility company, the member's liablility is limited to the amount reflected in the member's account.

2. Property and Equipment:

        All property and equipment is recorded at cost and depreciated over ten years using the straight-line method. Upon sale or retirement, the cost and related accumulated depreciation are eliminated from the respective accounts, and the resulting gain or loss is in the results of operations.

        Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

        Depreciation for the nine months ended March 31, 2003 totaled $23,590.

3. Warehouse Line of Credit:

        The Company has an agreement with a lending institution to provide a warehouse line of credit for the Company's use. As of March 31, 2003 there is no balance owing. The maximum credit limit on the line is $1,000,000. The line bears interest at prime plus an applicable margin. The line is secured by the Company's mortgage loans.

PROGRESSIVE LENDING, LLC

4. Commitments:

        The Company leases office facilities with carious lease terms from 18 months to five years. Rent expense totaled $152,906 for the nine months ended March 31, 2003.

        Total future minimum lease payments are as follows:

                March 31, 2004              $178,013
                March 31, 2005               170,954
                March 31, 2006                91,217
                March 31, 2007                31,485
                                           ---------
                                            $471,669


        The Company is lessee of office equipment under various capital leases, with lease terms of three years and less.

        Future minimum lease payments under the lease are as follows:

                Total minimum lease payments                   $31,335
                Amount representing interest                    (4,295)
                                                              --------
                Present value of minimum lease payments         27,040

                Less current portion                            25,192
                                                              --------
                Non-current portion                            $ 1,848
                                                              ========

                            PROGRESSIVE LENDING, LLC

                       COMPUTATION OF ADJUSTED NET WORTH

                                 March 31, 2003



Net worth required                                 $113,000
                                                  ---------
Members' equity (net worth) per balance sheet       277,327

Less unacceptable assets:                              -
                                                  ---------

Adjusted net worth for HUD required purposes        277,327
                                                  ---------
Adjusted net worth above (below) amount required   $164,324












                     The accompanying notes are an intergal
                        part of the financial statements

                                                  North Spokane Financial Center
                                                     7307 N. Division, Suite 309
                                                       Spokane, Washington 99208

                                                             Phone (509)747-6207
                                                              Fax (509) 455-7836


                        STADTMUELLER & ASSOCIATES, P.S.


          REPORT ON COMPLIANCE AND ON INTERNAL CONTROL OVER FINANCIAL
        REPORTING BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN
                 ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS


The Members'
Progressive Lending, LLC
Spokane, Washington


        We have audited the financial statements of Progressive Lending, LLC (the Company) as of and for the nine months ended March 31, 2003, and have issued our report thereon dated April 3, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller of the United States.

Compliance

        As part of obtaining reasonable assurance about whether the Company's financial statements are free of material misstatements, we performed tests of it's compliance with certain provisions of laws, regulations, contracts and grants, noncompliance with which could have a direct and material effect on the determination of financial statement accounts. However, providing an opinion on compliance with those provisions was not an objective of our audit and, accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control over Financial Reporting

        In planning our audit, we considered the Company's internal control over financial reporting in order to determine our auditing procedures for the purpose of expresing our opinion on the financial statements and not to provide assurance on the internal control over financial reporting. Our consideration of the internal control over financial reporting would not necessarily disclose all matters in the internal control over financial reporting that might be a material weakness. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level, the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving the internal control over financial reporting and its operation that we consider to be material.

        This report is intended for the information of management, federal awarding agencies and pass-through entities. However, this report is a matter of public record and its distribution is not limited.

                                                 Stadtmueller & Associates, P.S.

April 3, 2003

                             Progressive Lending LLC
                                 Profit & Loss
                                  (unaudited)

                                          Apr - Sep 03       Apr - Sep 02
                                       -----------------  -----------------
Ordinary Income/Expense
  Income
    Processing Fees                                0.00          -1,411.63
    Bonus Funds                               92,806.94          17,245.49
    Credit Report Fees                           182.49               0.00
    Origination Fees                       1,058,419.63         820,459.57
    Warehouse Loans                          -16,514.21               0.00
    Yield Spread Premiun Fees                997,658.72         284,019.48
                                       -----------------  -----------------
Total Income                               2,132,553.57       1,120,312.91

Cost of Goods Sold:
    Appraisal Fees Paid Direct                 2,175.00             700.00
    Commission Fee                           761,133.79         456,199.98
    Warehouse Loans Funded                    15,487.31               0.00
                                       -----------------  -----------------
Total COGS                                   778,796.10         456,899.98
                                       -----------------  -----------------
Gross profit                               1,353,757.47         663,412.93

Expenses:
    Borrower Refunds                          14,165.28               0.00
    Loan Documents                            20,131.45           9,060.00
    Reimbursed Expenses                            0.00             121.69
    Gifts                                      1,745.40           1,598.59
    Advertising                               30,596.97           6,049.31
    Automobile Expense                        19,144.53           4,466.25
    Bank Service Charges                         933.81             575.35
    Contributions                              1,400.00              50.00
    Depreciation Expense                       1,000.00               0.00
    Dues and Subscriptions                    26,219.26           9,409.11
    Equipment Rental                           3,448.20          -2,454.73
    Filing Fees                               17,156.87           6,617.90
    Insurance                                 22,376.84          30,601.99
    Interest Expense                             911.42           7,188.39
    Licenses and Permits                      11,382.08           7,922.50
    Miscellaneous                              2,200.00           2,149.00
    Payroll Expenses                         373,772.17         249,543.80
    Postage and Delivery                      23,097.42          11,083.01
    Professional Fees                        157,829.72          97,625.91
    Rent                                      90,664.67         115,756.78
    Repairs                                    8,015.97          16,354.32
    Supplies                                  21,337.26          27,986.89
    Taxes                                     10,702.61           6,818.53
    Telephone                                 23,884.37          36,741.08
    Travel & Ent                               9,570.34           3,180.86
    Uncategorized Expenses                       130.00           1,197.40
    Utilities                                  1,424.97           1,080.17
                                       -----------------  -----------------
Total Expense                               893,240.61         650,924.08
                                       -----------------  -----------------
Net Ordinary Income                         460,516.86          12,488.85

Other Income/Expense
  Other Income
     Other Income                                 0.00             165.03
                                       -----------------  -----------------
  Total Other Income                              0.00             165.03

  Other Expense
    Other Losses                                 35.96               0.00
    Other Expenses                              723.66               0.00
                                       -----------------  -----------------
  Total Other Expenses                          759.64               0.00
                                       -----------------  -----------------
Net Other Income                               -759.64             165.03

Net Income                                  459,757.22           12,653.88
                                       =================  =================

                       PRO FORMA FINANCIAL INFORMATION OF

                            SUTTER HOLDING CO., INC.

On December 11, 2003 Sutter Holding Company, Inc. ("Sutter"), a Delaware corporation, pursuant to a Purchase and Exchange Agreement dated September 30, 2003 ("Purchase Agreement"), acquired 100% of the membership interests in Progressive Lending, LLC ("Progressive"), a Washington limited liability company. Progressive is a mortgage bank with offices in Arizona and Washington, and is licensed to conduct business in eight states. The acquisition of Progressive significantly expands Sutter's mortgage banking operations in both product offerings and accessible markets, and contributes meaningfully to overall loan volume.

The purchase price was $1.5 million. Under the terms of the Purchase Agreement, 49,505 shares of Sutter common stock, $500,000 in the form of a promissory note, and $500,000 in cash were exchanged for all of the outstanding membership interests in Progressive. The purchase price is subject to reduction if Progressive does not earn at least $500,000 in each of the two years following closing. Progressive's senior management has agreed to stay with the company and intends to grow its operations significantly. As a result of the transaction, Progressive became a wholly owned subsidiary of Sutter.

The following unaudited pro forma consolidated financial statements illustrate the effect of the acquisition of Progressive on Sutter's financial position and results of operations. The unaudited pro forma consolidated balance sheet as of September 30, 2003 is based on the historical balance sheets of Sutter and Progressive, and assumes that Sutter's acquisition of Progressive occurred on that date. The unaudited pro forma consolidated income statements for the nine months ended September 30, 2003 and the year ended December 31, 2002 are based on the historical statements of operations of Sutter and Progressive, and assume that Sutter's acquisition of Progressive occurred on January 1, 2002. Sutter's results of operations included in the pro forma consolidated income statement for the nine months ended September 30, 2003 also reflect the acquisition of Easton Mortgage Corporation effective on January 1, 2003.

                                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                (in US dollars)

                                                                                                   Pro Forma
                                                                                       ------------------------------------
                                                      SRHI                                                      SRHI
As of September 30, 2003                          Consolidated       Progressive         Adjustments (1)     Consolidated
                                                -----------------  -----------------   -----------------  -----------------
ASSETS

    Cash & cash equivalents                              $89,976           $351,414           ($301,962)(2)       $139,428
    Accounts receivable                                   27,816              4,009                                 31,825
    Note receivable, net                                 100,000                  -                                100,000
    Mortgages held for sale                            1,595,900          1,754,180                              3,350,080
    Other current assets                                       -              1,060                                  1,060
                                                -----------------  -----------------   -----------------  -----------------
Total current assets                                  $1,813,692         $2,110,662           ($301,962)        $3,622,393

    Investments, at cost                              $2,409,465                  -                             $2,409,465
    Property & equipment, net                             24,498            108,061                                132,559
    Loan origination fees, net                           111,719                  -                                111,719
    Other assets                                          15,416                  -             210,186 (3)        225,602
    Goodwill                                           3,708,567                  -           1,139,375 (4)      4,847,942
                                                -----------------  -----------------   -----------------  -----------------
TOTAL ASSETS                                          $8,083,357         $2,218,723          $1,047,599        $11,349,679
                                                =================  =================   =================  =================
LIABILITIES & EQUITY:

LIABILITIES

    Accounts payable & accrued expenses                 $231,073            $28,586             $39,452 (5)       $299,111
    Mortgage warehouse line of credit                  1,575,649          1,728,284                              3,303,933
    Interest payable                                      72,909                  -                                 72,909
                                                -----------------  -----------------   -----------------  -----------------
Total current liabilities                             $1,879,631         $1,756,870             $39,452         $3,675,953

    Long-term debt                                     3,813,920                  -             970,000 (6)      4,783,920
                                                -----------------  -----------------   -----------------  -----------------
TOTAL LIABILITIES                                     $5,693,551         $1,756,870          $1,009,452         $8,459,873
                                                -----------------  -----------------   -----------------  -----------------
STOCKHOLDERS' EQUITY

    Common stock, ($0.0001 par value)                        $34                  -                  $5 (7)            $39
    Additional paid-in capital                         4,336,154                  -             499,995 (7)      4,836,149
    Treasury stock                                      (333,427)                 -                               (333,427)
    Warrants                                             103,030                  -                                103,030
    Unrealized investment loss reserve                   (62,500)                 -                                (62,500)
    Retained earnings / (Accum. deficit)              (1,653,485)           461,854            (461,854)        (1,653,485)
                                                -----------------  -----------------   -----------------  -----------------
TOTAL STOCKHOLDERS' EQUITY                            $2,389,806           $461,854             $38,146         $2,889,806
                                                -----------------  -----------------   -----------------  -----------------
TOTAL LIABILITIES & EQUITY                            $8,083,357         $2,218,723          $1,047,599        $11,349,679
                                                =================  =================   =================  =================

-------------------------------------
Notes:

    Assumes the acquisition of Progressive was effective September 30, 2003.
    (1) Adjustments to reflect Sutter's acquisition of Progressive, with the assets acquired and liabilities assumed at their estimated fair values, as follows:

        Preliminary estimate of fair value of tangible assets acquired            $1,907,309
        Acquired intangible assets                                                   210,186
        Goodwill                                                                   1,139,375
        Transaction costs (legal, accounting and other expenses)                      39,452
        Preliminary fair value of liabilities assumed                             (1,756,870)
                                                                               ---------------
                                                          Total purchase price    $1,539,452

    (2) Reflects adjustments to cash in connection with the acquisition of Progressive.
    (3) Reflects values assigned to intangible assets acquired.
    (4) Reflects amount of goodwill arising from the acquisition of Progressive.
    (5) Reflects estimated total transaction costs.
    (6) Reflects the issuance of notes payable in connection with the acquisition of Progressive.
    (7) Reflects the issuance of 49,505 shares of common stock in connection with the acquisition of Progressive.

                              UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                                (in US dollars)

                                                                                                    Pro Forma
                                                                                       ------------------------------------
                                                      SRHI                                                      SRHI
For the nine months ended September 30, 2003      Consolidated       Progressive         Adjustments        Consolidated
                                                -----------------  -----------------   -----------------  -----------------
Revenue:
    Mortgage sales                                   $56,240,164       $166,951,434                           $223,191,598
    Mortgage commissions                                 933,171          1,287,017                              2,220,188
    Miscellaneous income                                  95,516            123,490                                219,006
    Interest & dividend income                             1,518                  6                                  1,524
    Realized gains / (losses)                                699                  -                                    699
                                                -----------------  -----------------   -----------------  -----------------
Total revenue                                        $57,271,068       $168,361,947                  $0       $225,633,015

Cost of sales:

    Cost of mortgage sales                            55,525,488        166,368,221                            221,893,709
    Interest on warehouse line of credit                 116,275                  -                                116,275
    Miscellaneous loan fees                               73,590              2,800                                 76,390
                                                -----------------  -----------------   -----------------  -----------------
Total cost of sales                                  $55,715,353       $166,371,021                  $0       $222,086,374
                                                -----------------  -----------------   -----------------  -----------------
Gross profit                                          $1,555,715         $1,990,926                  $0         $3,546,641

Expenses:

    Selling, general & administrative                    885,350          1,260,861                              2,146,211
    Depreciation & amortization                           37,320             35,295               7,882 (1)         80,497
    Interest expense                                     168,151              1,389              43,650 (2)        213,190
    Other expenses                                       141,734             56,859                                198,593
                                                -----------------  -----------------   -----------------  -----------------
Total expenses                                        $1,232,555         $1,354,404             $51,532         $2,638,491

Earnings before taxes                                   $323,160           $636,522            ($51,532)          $908,150

    Income taxes(3)                                            -                                      -                  -
                                                -----------------  -----------------   -----------------  -----------------
Net income (Loss)                                       $323,160           $636,522            ($51,532)          $908,150
                                                =================  =================   =================  =================
Net income (Loss) per share(4)                             $0.95                                                     $2.33

Basic and diluted shares outstanding                     339,837                                                   389,342
----------------------------------------

Notes:

    Excludes all one-time expenses incurred due to the acquisitions of both Easton and Progressive. Both companies are assumed to have been acquired effective January 1, 2003.
    (1) Additional amortization expense incurred due to intangible assets obtained through the acquisition of Progressive.
    (2) Additional interest expense incurred in connection with the acquisition of Progressive.
    (3) Application of accumulated net operating losses ("NOLs") at SRHI in accordance with IRS Code 382 Limitations results in no income taxes due for the period on a consolidated basis.
    (4) Based on basic and diluted common shares outstanding as of September 30, 2003.

                              UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                               (in US dollars)

                                                                                                    Pro Forma
                                                                                       ------------------------------------
                                                       SRHI                                                      SRHI
For the year ended December 31, 2002             Consolidated(1)      Progressive         Adjustments        Consolidated
                                                -----------------  -----------------   -----------------  -----------------
Revenue:
    Mortgage sales                                             -       $124,770,001                           $124,770,001
    Mortgage commissions                                       -            524,073                                524,073
    Commission income                                      2,894                  -                                  2,894
    Interest & dividend income                               799                  -                                    799
    Other income                                           4,295             33,386                                 37,681
                                                -----------------  -----------------   -----------------  -----------------
Total Revenue                                             $7,988       $125,327,461                  $0       $125,335,448

Cost of sales:
    Cost of mortgage sales                                     -        123,797,276                            123,797,276
    Miscellaneous loan fees                                    -             10,425                                 10,425
                                                -----------------  -----------------   -----------------  -----------------
Total cost of sales                                            -        123,807,701                  $0        123,807,701
                                                -----------------  -----------------   -----------------  -----------------
Gross profit                                               7,988          1,519,760                   -          1,527,748

Expenses:
    Selling, general & administrative                    184,161          1,237,015                              1,421,176
    Depreciation & amortization                              748             76,136               9,634 (2)         86,518
    Interest expense                                      53,190             15,458              30,000 (3)         98,648
    Professional fees                                     58,095                  -                                 58,095
    Other expenses                                        22,039             28,275                                 50,314
                                                -----------------  -----------------   -----------------  -----------------
Total Expenses                                          $318,233         $1,356,884             $39,634         $1,714,751

Earnings before taxes                                  ($310,245)          $162,876            ($39,634)         ($187,004)
    Income taxes(4)                                            -                                      -                  -
                                                -----------------  -----------------   -----------------  -----------------
Net income (Loss)                                      ($310,245)          $162,876            ($39,634)         ($187,004)
                                                =================  =================   =================  =================


Net income (loss) per share(5)                            ($1.25)                                                   ($0.63)

Basic and diluted shares outstanding                     247,786                                                   297,291

----------------------------------------
Notes:

    Excludes all one-time expenses associated with the disposition of SSI Securities, which was a wholly owned subsidiary of
    SRHI, and the acquisition of Progressive Lending LLC assuming it was acquired effective January 1, 2002.
    (1) Excludes Easton subsidiary which was acquired effective January 1, 2003.
    (2) Additional amortization expense incurred due to intangible assets obtained through the acquisition of Progressive.
    (3) Additional interest expense incurred in connection with the acquisition of Progressive.
    (4) Application of accumulated net operating losses ("NOLs") at SRHI in accordance with IRS Code 382 Limitations results in no income taxes due for the fiscal year on a consolidated basis.
    (5) Based on basic and diluted shares outstanding as of December 31, 2002.